                                                                    May 1, 2004

Dear Fellow ZTR Shareholder:

   As announced in March, I was appointed president of The Zweig Total Return Fund and a director of the Fund's Board, bringing with me 23 years of investment experience. I am honored to serve the Fund and committed to working closely with the Board and Fund Management to improve the Fund's performance and tax efficiency in the months and years ahead.

   A focus on doing what is best for shareholders led the Board to approve a new 10% fixed distribution policy in April that consists of 7% cash and 3% ZTR stock. The first distribution under the new policy will be paid on June 24 to shareholders of record as of June 11. As you know from earlier communications, the cash component of your distribution is potentially subject to additional taxes; however, the Board believes that by returning to a regular, fixed monthly payout, the value of your shares will be enhanced over the long term. We hope that the new policy will better support your income needs.

   The Fund recently announced a distribution of $0.012 payable April 26, 2004, to shareholders of record on April 12, 2004. Including this distribution, the Fund's total payout since its inception is $12.559.

   The Fund's net asset value increased 1.72% for the quarter ended March 31, 2004, including $0.034 in reinvested distributions. The Fund's average overall exposure to the bond and equity markets during the quarter was approximately 93%.

   In the enclosed review, Dr. Martin Zweig and Carlton Neel provide market insights and details about the Fund's allocations and top holdings for the quarter. At the Board's request, Dr. Zweig is collaborating more closely with Mr. Neel and the portfolio management team with regard to the stock selection process for the portfolio.

   As always, we welcome your comments and feedback.

              Sincerely,

              /s/ Daniel T. Geraci
              Daniel T. Geraci
              President
              The Zweig Total Return Fund, Inc.

                                 MARKET OUTLOOK

   Our bond exposure on March 31, 2004, was 41% with average duration (a measure of sensitivity to interest rates) of 2.0 years. On December 31, 2003, our average exposure was 62% with an average duration of 2.8 years. If we were fully invested, we would be at 62.5% in bonds and 37.5% in stocks. Consequently, at 41% we are at about 66% of a full investment (41% divided by 62.5%).

   Treasury bonds were strong in the first quarter as economic data continued to disappoint and expectations of a Fed tightening were pushed out in time. Yields on the bellwether 10-year Treasury note fell below 3.75% for the first time since last summer. At the quarter's end the yield was at 3.85%, down from 4.25% at the beginning of the year. Bond prices rose as job growth remained flat. Although commodity prices climbed, inflation stayed subdued.

   Concurrently, Asian central banks, led by Japan and China, were heavy buyers of U.S. Treasuries. They bought dollars and sold their own currencies to keep their own currencies from appreciating further. These purchases were designed to help their export economies and to prevent their imports flowing into the U.S. from becoming more expensive in dollars.*

   However, at this writing the bond market has retreated sharply because March job growth was much stronger than had been expected and inflation data ticked up. The manufacturing sector continues to improve and retail sales remain strong. The economic growth story, along with the much-awaited improvement in the job market, put a pall on the bond market and sent it into a nosedive.*

   Although our cautious position hindered performance in the first quarter, it proved prescient during the first two weeks of April. Our bond model continues to suggest market weakness ahead and, as always, we will remain flexible should conditions change.

   Our exposure to U.S. common stocks on March 31 was 30% against 23% at the year-end. At 30% we were at about 80% of a full position (30% divided by 37.5%).*

   The equity markets were on a roller coaster ride in the first quarter. After reaching a 23-month peak in mid-February, the markets stumbled, with the Dow Jones Industrial Average ending the period down 0.9% while the NASDAQ Composite Index was off 0.46%. The Standard & Poor's 500 Index gained 1.69%. It was the Dow's first down quarter since the first quarter of 2003 and the NASDAQ's first down quarter since the third quarter of 2002.

   Interest rates were not of any help. They started to back up and battered the market. Also, sentiment in the market became very optimistic. As a result of too much enthusiasm and too much euphoria, the market just finally hit the wall. The market also reacted to the difficult situation in Iraq, the bombings in Spain and the overhanging threats of terrorism at home and abroad.*

   At its March meeting the Federal Reserve again saw equal upside and downside risks for the economy as well as for deflation and inflation. Holding its federal funds rate at 1%, the lowest level in about 46 years, the Fed said it could be patient about raising rates. This reassured the markets that rates would not be raised in the near future. Given the strength of the economy, I found the Fed statement moderately surprising. However, employment numbers had not been very good until the March report of the creation of 308,000 jobs. That report put more pressure on interest rates and helped push bond yields up dramatically. Apparently the Fed's attitude is that it will keep rates low until the job market shows more signs of life over a significant period.*

   I believe the Fed may not be entirely realistic about the threat of inflation. The Reuter's CRB Index of 17 commodities is up about 20% over the past year and nearly 40% over the last two years. Much of the strength in commodity prices can be traced to China. China's booming economy has created a tremendous demand for raw materials -- everything from steel scrap to petroleum to copper and paper. Oil prices have gone up a lot, which reflects stronger economies around the world. Meanwhile OPEC has threatened to cut back production by about a million barrels a month. Incidentally, I think oil price increases are more deflationary than inflationary. We cannot do without oil. If the oil price climbs, it means there is less money available for other goods, which would slow the economy. However, the higher oil prices were probably one more factor that hurt the stock market recently.*

   I believe that many investors are concerned about a possible Fed hike but the market hasn't done that badly when an initial boost follows a long period of low rates. The market has rallied on average one, three, six, nine and twelve months after the Fed's initial boost. Because it is concentrating on the strength of the economy, the market tends to shrug off the first rise. Eventually, if inflation picks up, which has happened many times in the past, the Fed keeps on hiking, which negatively impacts the market.*

   There has been a lot written that Fed chairman Alan Greenspan would not raise rates before the election because that would hurt President Bush's reelection chances. I disagree with that assumption. I don't believe Greenspan wants to raise rates but he would do so if he felt it was necessary. Checking the numbers, you find that the Fed has raised rates many times before an election. However, the uncertainty about the election outcome is another concern weighing on the market. I think the market is worried that if John Kerry is elected he may try to raise taxes, including the tax on dividends.*

   We are in a period of high trade and budget deficits. Although it has weakened the dollar, I am not overly concerned about the trade deficit -- we have had one for a long time. As for budget deficits, I believe they are fine when you prime the pump for a while trying to come out of a recession. When the economy strengthens, the budget deficits ideally should narrow and turn into surpluses. I don't know whether that will happen this time. Huge budget deficits are a long-term concern. To finance them, the Treasury has to sell more and more bonds and notes. This puts upward pressure on interest rates that can damage the economy.

   Meanwhile, higher corporate earnings have bolstered the economy. Pre-tax corporate profits in the fourth quarter were 29% above the like 2002 quarter. It was the biggest quarterly increase since the first quarter of 1984. Some analysts attribute much of the gain to higher productivity, the weaker dollar, and outsourcing, rather than from core operations. As I see it, part of the rise is simply that it is a comparison with a very weak quarter. Estimates for the first quarter of this year indicate a gain of about 17%. I don't see why increased productivity should be a concern. It results in greater output without increasing inflation. Outsourcing, of course, does cut jobs and labor costs.*

   The question of outsourcing has been making headlines in the presidential race. Of the $125 billion annually in direct foreign investment by U.S. corporations, a growing portion has been directed to cheap labor and resources to make products and services for sale back to the U.S. To my mind, outsourcing is just a fact of life in the global economy and I don't see anything wrong with it. Since it does make it tougher to create jobs or raise pay, politicians want to make a big deal of it. If we didn't have outsourcing, we'd have more inflation and higher prices. So consumers benefit hugely from outsourcing. The problem is how to create more jobs in the U.S. One thing not talked about is the outsourcing into the U.S. There are many foreign companies with plants here that employ domestic workers. In fact, I just read about another Japanese auto company that will put up a new plant somewhere in the South and will create a lot of jobs here.*

   As far as earnings are concerned, I was pleased to see that the Financial Accounting Standards Board recently proposed that companies be required to expense the value of stock options they give to employees and executives. They should be expensed because they are an expense. Corporations are giving stock options to compensate people without using cash. In addition to artificially inflating profits, this hurts earnings per share by creating excess shares.*

   Americans invested more than $69 billion in stock mutual funds in the first two months of this year, according to the Investment Company Institute. An average of $5 billion a month after redemptions was the pace in 2003 and 2002. I don't think it is healthy when inflows get that high. It is most bullish for the market when inflows are nice and steady. When investors get too aggressive in buying, there is excess optimism, and that is a negative sign for the market. To put the latest figures in perspective, some of the inflow is seasonal. January and, to some extent, February, tend to be strong months because of reinvestment demand. So, while part of the increase is seasonal, the rest of the inflows are still high.*

   Net foreign purchases of U.S. stocks totaled $12.8 billion in January, down from $13.3 billion in December. That's not a figure to cause concern. As with domestic inflows, it is okay if foreigners buy more stocks. But if foreigners get too aggressive, they tend to be wrong, frequently buying at tops and selling at bottoms.*

   The Conference Board recently reported that the confidence of chief executives in the U.S. economy climbed to 73 in the first quarter from 66 in the previous quarter. It was the highest figure since 74 in the first quarter of 1983. Any number above 50 is considered bullish. This is a sentiment indicator. When the executives get too enthusiastic, it is usually not a good sign. They were very pessimistic near the market bottom about a year and a half ago. People are pretty confident about the economy when it is strong and the markets are high. But the stock market is a discounting mechanism. It goes up ahead of the economy and generally goes down first. We have to be careful now because the economy is very strong and the market may weaken. However, the market usually doesn't start to go down until the Fed has been hiking for a while and that is not yet the case.*

   While executives express their confidence in the outlook, insiders in March sold $28.38 worth of stock for every dollar's worth they bought. It was the eleventh consecutive month where the sell/buy ratio topped twenty to one. In February, the sell/buy ratio was fifty to one. While a lot of buying and selling by insiders is normal, it is the amount of selling that is bothersome. Also, the buying has been rather miniscule. I see it as another negative sign.*

   Another figure to watch is margin debt. The New York Stock Exchange reported that margin debt increased 4.1% from December through February. At the end of February, debt balances in margin accounts reached $180 billion against $173 billion a year ago. Although a good portion of the debt was worked down during the bear market, I am not enthusiastic over the overall level relative to, say, stock market assets. However it is very hard to evaluate this figure because of the many structural changes in the market. For example, we now have a significant number of hedge funds that stay market neutral. They have to sell short of the deal and wind up using margin debt. While it is hard to know the specifics of margin debt, I believe it is probably true that if it expands at a very rapid rate, it is usually not healthy. I don't think we are yet at that point.*

   We are also seeing increased initial public offerings. In the first quarter, 28 IPOs were floated, raising about $6.6 billion in proceeds, according to Dealogic. The current backlog includes 82 offerings from companies seeking to raise $12 billion. Offerings tend to get very high near market tops and are almost non-existent during market bottoms. I believe the quality of the stocks currently coming out is fairly high. It is not the kind of technology mania that we saw back in 1999. When a lot of speculative offerings come out, that is the time to worry. I don't think the present numbers are out of control. We have a long way to go for that particular indicator.*

   As with IPOs, we are seeing more U.S. based mergers and acquisitions. They totaled $290 billion in the first quarter. This was the most since the fourth quarter of 2002 when they amounted to $346 billion, according to Thomson Financial. Like with everything else, you tend to get heavier merger dealings near bull market tops but you also see many in the middle of bull markets. When the market is in the doldrums, mergers tend to slacken off. Here, too, I don't think we are at a danger point in a merger craze but it is getting closer.

   A good thing for the market is that dividend payments are going up. Standard & Poor's reports that in the first quarter 508 companies increased their dividends by 10.9%, more than the 458 in last year's first quarter and 17.9% over the first quarter of 2002. These increases are a direct result of the tax cut that has lowered the max-imum tax on dividends to 15% at the federal level. That has really helped the stock market.*

   However, stocks are still overpriced in my opinion. The average stock in the S&P currently trades at about 21 times the index's estimated earnings for 2004. This compares with the average historical price/earnings multiple of about 15. People will argue that because inflation and interest rates are fairly low, the market deserves a higher multiple. I agree to a point. But the multiples are high and, as previously mentioned, the earnings in many cases do not include the expense of stock options. So, I think the earnings numbers are inflated. I don't think that stocks can be considered cheap by any definition.

   There seems to have been a shift in market sentiment. The bullish sentiment of the American Association of Individual Investors fell from 84.8% in February, the highest reading since July 1987, to 58% in mid-March. Investors Intelligence reported that bulls in its polls fell below 50%, while the ratio of bulls to bears fell below 2 to 1. This was the lowest level since last spring. The decline in optimism followed the sell-off after the terrorist attack in Spain. While not exactly bullish, the numbers are way down from the extremes of optimism. I believe the move to more subdued levels is somewhat positive.*

   Among my indicators, the monetary model has shown some wear and tear and the sentiment, which has improved in recent weeks, is still not very good. Momentum in the market is about neutral. If you add them together, the indicators are not that great. The very strong earnings are the most promising feature of the market. Normally, I would be very worried about this because it would tend to exacerbate inflation and prompt the Fed to hike. However, we haven't seen bad inflation (except in commodity prices and the March up tick in consumer prices) and the Fed doesn't seem ready to raise rates. If earnings stay high and interest rates remain low, it would really help the market.* The short rates are low because of the Fed, but the longer rates have been going up, and that's not great. Overall, my indicators are mostly in neutral territory. Currently, we are at about 65% long in U.S. common stocks.

              Sincerely,



                [SIGNATURE]

              /s/Martin E. Zweig
              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

--------
* Source: Zweig Consulting LLC

The preceding information is the opinion of fund management. There is no guarantee that market forecasts discussed will be realized.

                             PORTFOLIO COMPOSITION

   Consistent with our investment policy guidelines, all our bonds are U.S. Government and agency obligations. Since these bonds are highly liquid, they provide the flexibility to respond quickly to changing market conditions.

   Our leading equity groups on March 31, 2004, included financials, health care, industrials, energy and consumer discretionary. With the exception of industrials, all the other segments had appeared in our year-end listing. During the quarter, we added to our holdings in industrials and energy and trimmed our position in technology.

   Our leading individual equity holdings at the quarter's end included AT&T, Citigroup, Kerr-McGee, First Tennessee National, Bristol-Myers Squibb, Occidental Petroleum, Bank of America, Wachovia, National City and ConocoPhilips. AT&T and Kerr-McGee are new positions. During the quarter, we added to our holdings in First Tennessee National, Bristol-Myers Squibb, Bank of America, Wachovia and National City. No longer in this listing are Pfizer, although we added to our position, and Wells Fargo, Alcoa, Cisco Systems, and Altria Group, where there were no changes in the numbers of shares held.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

                       THE ZWEIG TOTAL RETURN FUND, INC.

                     INVESTMENTS AND SECURITIES SOLD SHORT

                                March 31, 2004
                                  (Unaudited)

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
 INVESTMENTS
 DOMESTIC COMMON STOCKS                        30.65%
 CONSUMER DISCRETIONARY                         2.97%
    AnnTaylor Stores Corp.........................      35,000(a) $  1,498,000
    AutoZone, Inc.................................      17,000(a)    1,461,490
    Best Buy Co., Inc.............................      30,000       1,551,600
    GAP (The), Inc................................     121,000       2,652,320
    Home Depot, Inc...............................      70,000(b)    2,615,200
    Liz Claiborne, Inc............................      44,000       1,614,360
    Tribune Co....................................      52,000       2,622,880
    Viacom, Inc. Class B..........................      45,000       1,764,450
                                                                  ------------
                                                                    15,780,300
                                                                  ------------
 CONSUMER STAPLES                               2.53%
    Altria Group, Inc.............................      60,000(b)    3,267,000
    Coca-Cola Enterprises, Inc....................      80,000       1,933,600
    Kimberly-Clark Corp...........................      30,000       1,893,000
    PepsiCo, Inc..................................      26,100       1,405,485
    Procter & Gamble Co...........................      32,000       3,356,160
    Wal-Mart Stores, Inc..........................      26,000       1,551,940
                                                                  ------------
                                                                    13,407,185
                                                                  ------------
 ENERGY                                         3.09%
    ConocoPhillips................................      61,000       4,258,410
    Halliburton Co................................      85,000       2,583,150
    Kerr-McGee Corp...............................      94,000       4,841,000
    Occidental Petroleum Corp.....................     103,000       4,743,150
                                                                  ------------
                                                                    16,425,710
                                                                  ------------
 FINANCIALS                                     6.55%
    Allstate Corp.................................      87,000       3,955,020
    Bank of America Corp..........................      58,000       4,696,840
    Capital One Financial Corp....................      31,000(b)    2,338,330
    Citigroup, Inc................................      94,000       4,859,800
    First Tennessee National Corp.................     101,000       4,817,700
    Morgan Stanley................................      28,000       1,604,400
    National City Corp............................     127,000       4,518,660

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
  FINANCIALS (CONTINUED)
     Wachovia Corp................................      98,000    $  4,606,000
     Wells Fargo & Co.............................      59,800       3,388,866
                                                                  ------------
                                                                    34,785,616
                                                                  ------------
  HEALTH CARE                                   4.76%
     Amgen, Inc...................................      22,000(a)    1,279,740
     Angiotech Pharmaceuticals, Inc...............      76,000(a)    1,855,160
     Bristol-Myers Squibb Co......................     198,000       4,797,540
     C. R. Bard, Inc..............................      22,000       2,148,080
     Caremark RX, Inc.............................      21,000(a)      698,250
     CV Therapeutics, Inc.........................      35,500(a)      537,115
     McKesson Corp................................      87,000       2,617,830
     Merck & Co., Inc.............................      62,000       2,739,780
     Mylan Laboratories, Inc......................      85,000       1,932,050
     Pfizer, Inc..................................     114,000       3,995,700
     Transkaryotic Therapies, Inc.................      42,000(a)      720,720
     UnitedHealth Group, Inc......................      30,400       1,958,976
                                                                  ------------
                                                                    25,280,941
                                                                  ------------
  INDUSTRIALS                                   4.32%
     Boeing Co....................................      70,000       2,874,900
     Deere & Co...................................      58,000(b)    4,019,980
     L-3 Communications Holdings, Inc.............      38,000       2,260,240
     Lockheed Martin Corp.........................      33,000       1,506,120
     Norfolk Southern Corp........................     132,000       2,915,880
     Northrop Grumman Corp........................      15,000       1,476,300
     PACCAR, Inc..................................      67,000       3,768,080
     Waste Management, Inc........................     137,000       4,134,660
                                                                  ------------
                                                                    22,956,160
                                                                  ------------
  INFORMATION TECHNOLOGY                        2.06%
     Amdocs Ltd...................................      79,000(a)    2,195,410
     Cisco Systems, Inc...........................     135,000(a)    3,175,200
     Dell, Inc....................................      55,000(a)    1,849,100
     Internet Security Systems, Inc...............     100,000(a)    1,764,000
     Microsoft Corp...............................      79,000       1,972,630
                                                                  ------------
                                                                    10,956,340
                                                                  ------------
  MATERIALS                                     2.02%
     Alcoa, Inc...................................      96,000       3,330,240
     Freeport-McMoRan Copper & Gold, Inc., Class B
       (Indonesia)................................     106,000(b)    4,143,540
     Georgia-Pacific Corp.........................      97,000       3,267,930
                                                                  ------------
                                                                    10,741,710
                                                                  ------------

                                                      Number of
                                                       Shares         Value
                                                    ---------      ------------
TELECOMMUNICATION SERVICES                    0.96%
   AT&T Corp....................................     261,000       $  5,107,770
                                                                   ------------
UTILITIES                                     1.39%
   Entergy Corp.................................      39,000          2,320,500
   Exelon Corp..................................      48,000(b)       3,305,760
   PPL Corp.....................................      38,000          1,732,800
                                                                   ------------
                                                                      7,359,060
                                                                   ------------
       Total Domestic Common Stocks (cost $140,638,919)....         162,800,792
                                                                   ------------
FOREIGN COMMON STOCKS                         4.62%
CONSUMER DISCRETIONARY                        0.41%
   Honda Motor Co., Ltd. ADR (Japan)............      95,000(b)       2,198,300
                                                                   ------------
ENERGY                                        0.66%
   Talisman Energy, Inc. (Canada)...............      34,000          2,004,980
   Total S.A., ADR (France).....................      16,000          1,472,000
                                                                   ------------
                                                                      3,476,980
                                                                   ------------
INFORMATION TECHNOLOGY                        0.48%
   Nokia Corp., ADR (Finland)...................     126,000          2,555,280
                                                                   ------------
MATERIALS                                     3.07%
   BHP Billiton Ltd. (Australia)................     536,905          5,025,389
   Newcrest Mining Ltd. (Australia).............     353,352          3,471,905
   Rio Tinto Ltd. (Australia)...................     169,789          4,460,422
   WMC Resources Ltd. (Australia)...............     862,083 (a)      3,369,774
                                                                   ------------
                                                                     16,327,490
                                                                   ------------
       Total Foreign Common Stocks (cost $23,714,090)......          24,558,050
                                                                   ------------
PREFERRED STOCKS                              7.63%
FINANCIALS                                    7.63%
   ABN Amro North America, 144A, 8.75% Pfd......     13,500 (c)      13,824,851
   Citibank NA Series A, 6.34% Pfd..............     42,000 (a)       4,249,875
   JP Morgan Chase & Co., Inc., 4.50% Pfd.......     75,100 (a)(d)    7,585,100
   Lehman CR-ABN Amro VIII, 3.20% Pfd...........         149         14,900,000
                                                                   ------------
       Total Preferred Stocks (cost $41,017,269)...........          40,559,826
                                                                   ------------

                                                           Principal
                                                            Amount          Value
                                                         -----------     ------------
U.S. GOVERNMENT SECURITIES                      30.70%
U.S. TREASURY BONDS                              2.63%
   United States Treasury Bonds, 6.38%, 8/15/27......    $11,500,000     $ 13,968,912
                                                                         ------------
U.S. TREASURY NOTES                             28.07%
   United States Treasury Notes, 2.00%, 8/31/05......     11,250,000       11,365,144
   United States Treasury Notes, 3.50%, 11/15/06.....     40,000,000       41,704,719
   United States Treasury Notes, 4.75%, 11/15/08.....      9,000,000        9,818,793
   United States Treasury Notes, 5.00%, 8/15/11......     20,000,000       22,044,540
   United States Treasury Notes, 6.00%, 8/15/09......     21,900,000       25,281,689
   United States Treasury Notes, 12.75% 11/15/10.....     33,000,000       38,905,218
                                                                         ------------
                                                                          149,120,103
                                                                         ------------
       Total U.S. Government Securities (cost $158,631,534)......         163,089,015
                                                                         ------------
AGENCY NON-MORTGAGE BACKED SECURITIES           10.69%
   Federal National Mortgage Association, 3.00%,
     6/15/04.........................................     30,000,000       30,119,100
   Federal National Mortgage Association, 3.15%,
     5/28/08.........................................     26,570,000       26,656,087
                                                                         ------------
       Total Agency Non-Mortgage Backed Securities (cost
         $56,794,718)............................................          56,775,187
                                                                         ------------

                                                           Contracts
                                                         -----------
OPTION -- CALLS                                  0.02%
   Japanese Yen Call Option expiring 10/29/04 @
     90 (cost $100,000)..............................       800,000 (a)        88,000
                                                                         ------------

                                                          Principal
                                                           Amount         Value
                                                         -----------  ------------
 SHORT-TERM INVESTMENT                           15.55%
    BMW US Capital LLC, 1.04%, 04/01/04..............    $25,000,000  $ 25,000,000
    Honeywell International, Inc. 1.02%, 04/01/04....     25,000,000    25,000,000
    Rabobank 1.04%, 04/01/04.........................     25,000,000    25,000,000
    W Post 1.03%, 04/01/04...........................      7,600,000     7,600,000
                                                                      ------------
        Total Short-Term Investments (cost $82,600,000).......          82,600,000
                                                                      ------------
        Total Investments (cost $503,496,530) -- 99.86%.......         530,470,870
        Securities Sold Short (proceeds $10,108,970) -- (1.95)%        (10,375,190)
        Other assets less liabilities -- 2.09%................          11,107,367
                                                                      ------------
        Net Assets -- 100.00%.................................        $531,203,047
                                                                      ============

--------
 (a) Non-income producing security.
 (b) Postion, or portion thereof, with an aggregate market value of $15,176,160 has been segregated to collateralize securities sold short.
 (c) Securities exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold in transactions except from registration, normally to qualified institutional buyers. At March 31, 2004 these securities amounted to a value of $13,824,851 or 2.60% of net assets.
 (d) Variable or step coupon security; interest rate reflects the rate currently in effect.

   Glossary:

   ADR -- American Depositary Receipt

   For Federal income tax purposes, the tax basis of investments owned at March 31, 2004 was $503,496,530 and net unrealized appreciation of investments consisted of:

                   Gross unrealized appreciation.. $31,172,217
                   Gross unrealized depreciation..  (4,197,877)
                                                   -----------
                   Net unrealized appreciation.... $26,974,340
                                                   ===========

                                                       Number of
                                                        Shares      Value
                                                       --------- -----------
   SECURITIES SOLD SHORT                         1.95%
   DOMESTIC COMMON STOCKS
   FINANCIALS                                    1.24%
      Bank of New York Co., Inc. (The).............     135,000  $ 4,252,500
      Marsh & McLennan Cos., Inc...................      51,000    2,361,300
                                                                 -----------
                                                                   6,613,800
   HEALTH CARE                                   0.44%
      Medtronic, Inc...............................      49,000    2,339,750
                                                                 -----------
   INDUSTRIALS                                   0.27%
      Expeditors International of Washington, Inc..      36,000    1,421,640
                                                                 -----------
          Total Securities Sold Short (proceeds $10,108,970)     $10,375,190
                                                                 ===========


--------
   For Federal income tax purposes, the tax basis of securities held short at March 31, 2004 was $10,108,970 and net unrealized depreciation of investments consisted of:

                    Gross unrealized appreciation.. $      --
                    Gross unrealized depreciation..  (266,220)
                                                    ---------
                    Net unrealized depreciation.... $(266,220)
                                                    =========

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

                                March 31, 2004
                                  (Unaudited)

                                                                                   Net Asset Value
                                                             Total Net Assets       per share+
                                                         ------------------------- ---------------
Beginning of period: December 31, 2003..................              $525,687,145          $5.70
   Net investment income................................ $ 3,162,718               $ 0.03
   Net realized and unrealized gain on investments......   5,487,942                 0.06
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains......................................  (3,134,758)               (0.03)
   Tax return of capital................................          --                   --
   Net asset value of shares issued to shareholders in
     reinvestment of dividends resulting in issuance of
     common stock.......................................          --                   --
                                                         -----------               ------
   Net increase in net assets/net asset value...........                 5,515,902           0.06
                                                                      ------------          -----
End of period: March 31, 2004...........................              $531,203,047          $5.76
                                                                      ============          =====

--------
+  Per share data are being calculated based on average share method.

--------------------------------------------------------------------------------

                                KEY INFORMATION
1-800-272-2700 Zweig Shareholder Relations:
              For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Daniel T. Geraci
President and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Nancy J. Engberg
Secretary

Nancy Curtiss
Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
PO Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., N.A.
PO Box 43010
Providence, RI 02940-3010


Legal Counsel
Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1376                                                              3206-1Q-04

      Quarterly Report



      Zweig

      The Zweig Total
      Return Fund, Inc.


      March 31, 2004


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